UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

Presstek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-17541 (Commission File Number)	02-0415170 (I.R.S. Employer Identification No.)
55 Executive Drive Hudson, New Hampshire 03051-4903

Registrant's telephone number, including area code: (603) 595-7000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02: Results of Operations and Financial Condition

        See the Press Release dated October 28, 2004, included as Exhibit 99.1 and incorporated herein by reference, reporting on Presstek, Inc.'s financial results for the periods ended October 2, 2004.

Section 9—Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

  (c)
  Exhibits

99.1
Press Release dated October 28, 2004, reporting on Presstek, Inc.'s financial results for the periods ended October 2, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC.
Date: October 28, 2004	By: /s/ MOOSA E. MOOSA Moosa E. Moosa Vice President—Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 28, 2004 issued by Presstek, Inc.